UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2015

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX		75013
(Address of principal executive offices)		(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 5, 2015, PFSweb, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on August 5, 2015, the Company closed its acquisition of CrossView Inc. (“CrossView”). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of CrossView and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of CrossView as of and for the year ended December 31, 2014, is filed herewith as Exhibit 99.1. The unaudited interim financial statements of CrossView as of and for the six months ended June 30, 2015 and 2014, are filed herewith as Exhibit 99.2. The consent of Citrin Cooperman & Company, LLP, CrossView’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and CrossView for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.3.

(c) Not Applicable.

(d) Exhibits

Number	Description

23.1	Consent of Citrin Cooperman & Company, LLP, Independent Auditors of CrossView

99.1	Audited financial statements of CrossView for the year ended December 31, 2014

99.2	Unaudited condensed financial statements of CrossView for the six months ended June 30, 2015 and 2014

99.3	Unaudited pro forma condensed combined financial information of PFSweb, Inc. and CrossView for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2015

PFSweb, Inc.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Number	Description

23.1	Consent of Citrin Cooperman & Company, LLP, Independent Auditors of CrossView

99.1	Audited financial statements of CrossView for the year ended December 31, 2014

99.2	Unaudited condensed financial statements of CrossView for the six months ended June 30, 2015 and 2014

99.3	Unaudited pro forma condensed combined financial information of PFSweb, Inc. and CrossView for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015